Blue Chip Investor Fund
	Schedule of Investments
	March 31, 2025 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Air Courier Services
4,600	FedEx Corporation	$ 1,121,388	2.71%

Asset Manager
54,100	Brookfield Corporation. - Class A (Canada)	2,835,381	6.85%

Commercial Printing
19,700	Cimpress PLC (Netherlands) *	891,031	2.15%

Diversified Companies
15	Berkshire Hathaway Inc. - Class A * (a)	11,976,624	28.92%

Fire, Marine & Casualty Insurance
1,750	Markel Group Inc. *	3,271,818	7.90%

Integrated Oil & Gas
70,000	Suncor Energy Inc. (Canada)	2,710,400	6.54%

Internet Content & Information
22,000	Alphabet Inc. - Class C	3,437,060	8.30%

Radio Broadcasting Solutions
60,000	Sirius XM Holdings Inc.	1,352,700	3.27%

Retail - Auto Dealers & Gasoline Stations
24,000	CarMax, Inc. *	1,870,080	4.51%

Retail - Catalog & Mail-Order Houses
8,800	Wayfair Inc. - Class A *	281,864	0.68%

Services - Equipment Rental & Leasing, NEC
36,800	AerCap Holdings N.V. (Ireland)	3,759,856	9.08%

Services - Miscellaneous Amusement & Recreation
17,000	The Walt Disney Company	1,677,900	4.05%

State Commercial Banks
1,000	First Citizens BancShares, Inc. - Class A	1,854,120	4.48%

Sugar & Confectionery Products
8,200	The Hershey Company	1,402,446	3.38%

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation	2,637,480	6.37%

Total for Common Stocks - (Cost $22,123,332)		41,080,148	99.19%

Money Market Funds
341,993	Goldman Sachs FS Government Fund Institutional
	Shares - 4.22% **	341,993	0.83%
	(Cost - $341,993)

	Total Investments	41,422,140	100.02%
	(Cost - $22,465,325)

	Liabilities in Excess of Other Assets	(6,512)	-0.02%

	Net Assets	$ 41,415,628	100.00%

(a) The company's 2024 annual report is available at www.berkshirehathaway.com/reports.html.
* Non-Income producing securities.
** The rate shown represents the 7-day yield at March 31, 2025.